AMENDMENT TO THE
                         FLUSHING FINANCIAL CORPORATION
                             EMPLOYEE BENEFIT TRUST
                       (Effective as of November 18, 1997)



     The TRUST AGREEMENT dated as of June 28, 1994 by and between Flushing Financial Corporation and J.P. Morgan Trust Company of Delaware, as Trustee, is hereby amended as follows, effective as of November 18, 1997.

     1. The first sentence of Section 3.2 is hereby amended to read as follows:

         Available Shares shall be distributed by the Trustee to the Plans then listed on Exhibit A or to employees pursuant to the terms of such Plans at the direction of the Board of Directors of the Bank or the Board of Directors of the Company or any committee of either such Board composed solely of directors who satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (either such Board of Directors or such committee hereafter referred to as the "Committee") or to an officer of the Company designated by the Committee (a "Designated Officer"), to the extent indicated in such designation.

     2. Section 8.4 is hereby amended by deleting the phrase "Qualified Employees of the Company and/or the Bank" and replacing it with the phrase "Qualified Employees."

     3. Section 9.3 is hereby amended to read as follows:

          9.3 QUALIFIED EMPLOYEES. For purposes of this Trust Agreement, a "Qualified Employee" means any full time employee of the Company, the Bank or a Participating Employer (as defined below) who has completed at least one year of service within 30 days prior to the date on which the Company or the Trustee solicits instructions or consents pursuant to Section 4.4 or 8.1, or, for purposes of Section 8.4, who has completed at least one year of service within 30 days prior to the date of termination of the Trust. A Participating Employer shall mean any direct or indirect subsidiary of the Company or the Bank which the Board of Directors of the Company has designated a "Participating Employer" for purposes of this Trust Agreement.

     4. Exhibit A to the Trust Agreement is hereby amended by changing the name of the first plan listed from "Flushing Financial Corporation 401(k) Savings Incentive Plan" to "Flushing Savings Bank, FSB 401(k) Savings Plan in RSI Retirement Trust."


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


     5. Except as expressly provided above, the terms of the Trust Agreement dated as of June 28, 1994 shall continue in full force and effect.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to the Trust Agreement to be signed by their authorized officers effective as of the date first above written.

                                         FLUSHING FINANCIAL CORPORATION



                                         By:   /s/ ANNA M. PIACENTINI
                                            ------------------------------------
                                         Title: Senior Vice President



                                         J.P. MORGAN TRUST COMPANY
                                             OF DELAWARE, as Trustee



                                         By:   /s/ DAVID A. DIAMOND
                                            ------------------------------------
                                         Title:  Vice President


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                                 ACKNOWLEDGMENTS
                                 ---------------



FLUSHING FINANCIAL CORPORATION
STATE OF NEW YORK               )
                                :ss.:
COUNTY OF QUEENS                )


        On the 12th day of December, 1997, before me personally came Anna M. Piacentini, to me known, who being by me duly sworn, did depose and say that she resides at 34-21 200th Street, Bayside, New York 11361; that she is the Senior Vice President of Flushing Savings Bank, the organization described in and which executed the above instrument; that she knows the seal of said organization; that the seal affixed to said instrument is such seal; that it was so affixed by order of the board of directors of said organization, and that she signed his name thereto to by like order.

SEAL:                                        /s/ ANNA I. DEMARCO
                                           -------------------------------------

                                           Notary Public of State of New York

                                           My Commission Expires 10/16/2019



J.P. Morgan Trust Company of Delaware
STATE OF DELAWARE               )
                                :ss.:
COUNTY OF NEW CASTLE            )


        On the 18th day of December, 1997, before me personally came David A. Diamond, to me known, who being by me duly sworn, did depose and say that he resides at Newark, Delaware; that he is Vice President of J.P. Morgan Trust Company of Delaware, the organization described in and which executed the above instrument; that he knows the seal of said organization; that the seal affixed to said instrument is such seal; that it was so affixed by order of the board of directors of said organization, and that [s]he signed his name thereto by like order.

SEAL:                                        /s/ KATHLEEN M. SCZUBELEK
                                           -------------------------------------

                                           Notary Public of Delaware

                                           My Commission Expires________________


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